Exhibit 32.1

 CERTIFICATION PURSUANT TO
18 U.S.C. ss.1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Datascension Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2008 as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), I, D. Scott Kincer, Chief Executive Officer and Principal Executive Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ D. Scott Kincer
DAVID SCOTT KINCER CEO and Prin. Executive Officer

Dated: August 13, 2008